UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported) May 12, 2005
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                             PLY GEM HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              333-114041                               20-0645710
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       (Commission File Number)             (IRS Employer Identification No.)


                    185 PLATT CLAY WAY
                     KEARNEY, MISSOURI                             64060
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         (Address of Principal Executive Offices)               (Zip Code)


                                 (800) 800-2244
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING INFORMATION

Certain statements made in this Form 8-K, including any statements as to future results of operations and financial projections, may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management's expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company's filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K.


Item 7.01 Regulation FD Disclosure

On May 12, 2005, Ply Gem Holdings, Inc. ("Ply Gem") presented to the UBS Leverage Finance Conference a review of the Ply Gem business, including, but not limited to, an overview of the company history, industry fundamentals, business profile, operations, strategy, investment highlights, and a financial review. The presentation is included in the attached exhibit.



Item 9.01         Exhibits

     (c)  The following exhibit is filed with this report:

Exhibit        Description
-------        -----------------------------------------------
99.1           Presentation to UBS Leverage Finance Conference

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  May 12, 2005

                              PLY GEM INDUSTRIES, INC.



                              By: /s/ Shawn K. Poe
                              --------------------------------
                              Name:   Shawn K. Poe
                              Title:  Vice President, Chief Financial
                                      Officer, Treasurer and Sec